                    [ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file
number: 811-08388
       -------------------------------------------------

Morgan Stanley Asia-Pacific Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

1221 Avenue of the America's 22nd Floor New York, NY 10020
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, 33rd Floor New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area
code: 1-800-221-6726
     -----------------------------------

Date of fiscal year
end: 12/31
    --------------------------------------------------------------
Date of reporting
period: 12/31
       --------------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund's as annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows: [Provide annual report.]

MORGAN STANLEY ASIA-PACIFIC FUND, INC.

DIRECTORS
Charles A. Fiumefreddo
Michael Bozic
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael Nugent
Philip J. Purcell
Fergus Reid

OFFICERS
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD

Mitchell M. Merin
PRESIDENT

Ronald E. Robison
EXECUTIVE VICE PRESIDENT
AND PRINCIPAL EXECUTIVE
OFFICER

Joseph J. McAlinden
VICE PRESIDENT

Barry Fink
VICE PRESIDENT

Stefanie V. Chang
VICE PRESIDENT

James W. Garrett
TREASURER AND CHIEF
FINANCIAL OFFICER

Michael J. Leary
ASSISTANT TREASURER

Mary E. Mullin
SECRETARY

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Investor Services Company
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

STOCKHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
1-(800) 278-4353

LEGAL COUNSEL
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

(C) 2004 Morgan Stanley


ANNUAL REPORT

DECEMBER 31, 2003

[MORGAN STANLEY LOGO]

MORGAN STANLEY
ASIA-PACIFIC FUND, INC.


MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

LETTER TO STOCKHOLDERS                    Overview

PERFORMANCE

For the year ended December 31, 2003, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share of 44.48%, compared with 41.92% for its benchmark. The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan Net and All-Country Asia-Pacific Free ex-Japan Net ("the Index"), with each index weighted equally. On December 31, 2003, the closing price of the Fund shares on the New York Stock Exchange was $10.85, representing a 11.7% discount to the Fund's net asset value per share.

FACTORS AFFECTING PERFORMANCE

   - Overall, stock selection was the main driver of the Fund's outperformance with country allocations providing a slight detraction to relative performance.
   - Strong stock selection in Hong Kong from select real estate, export and technology stocks were a significant contributor.
   - Both stock selection in Japan (select blue chip securities in the capital goods, technology and hardware equipment industries) and our country underweight (Japan underperformed the overall Index) contributed to the Fund's outperformance.
   - South Korean automobile-related stocks and technology stocks also contributed to relative positive performance.
   - The main detractor came from China, where our relative country underweight bias (where China outperformed most of its regional peers) and underweight positions in some Chinese petrochemical companies detracted from performance.
   - For the year 2003, all countries in the Index posted double-digit returns, with Thailand leading the group with +143.5% returns for the year. China (+87.6%), India (+78.3%), Indonesia (+76.5%), New Zealand (+55.4%),
      Australia (+49.5%), Taiwan (+41.9%), Philippines (+41.5%), Pakistan (+40.6%), Hong Kong (+38.1%), Singapore (+37.6%), Japan (+35.9%), South
      Korea (+35.0%) and Malaysia (+26.6%) all also performed well. The Index (+41.9%) outperformed the MSCI Europe, Australasia and Far East (EAFE) Index (+38.6%) and MSCI World (+33.1%) Indices.
   - Thailand posted the best returns in the region boosted by steady leadership, lower foreign debt, high foreign reserves and a local government focused on fueling economic growth. These factors also contributed to Moody's upgrade of Thailand's sovereign rating. China (+87.6%) was flooded with liquidity and euphoric sentiment lifted by robust economic data and strong gross domestic product (GDP) growth results during this period. In India (+78.3%) performance was driven by a good monsoon season, consistent and large inflows of foreign investment and smooth elections.

MANAGEMENT STRATEGIES

   - In terms of portfolio positioning, in the first half of the year, the Fund maintained its position in Japan with its increased exposure to select blue chip securities in the capital goods, technology and hardware equipment industries. The Fund had assumed a defensive stance in Japanese technology by modestly reducing its portfolio weight due to geo-political concerns and the uncertainty of global economic recovery.
   - In the rest of Asia, the Fund shifted its stake in Hong Kong from a neutral weight to an overweight position. Hong Kong was hampered from the side effects of several factors including a sluggish economy, depressed property sector, declining exports and the severe acute respiratory syndrome (SARS) outbreak. In light of this, we believed Hong Kong presented several attractive buying opportunities. We took advantage of low book values, deep discounts, strong fundamentals and high dividend yields to increase our positions in select attractive cyclical growth stocks, in particular in Hong Kong's real estate sector.
   - Despite the Australian dollar's appreciation against the U.S. dollar, the Fund further increased its underweight country position based on the rationale that the Australian market was fairly valued and better opportunities were present elsewhere.
   - In the second half of the year, from a top down perspective, we focused on the technology sector where new product cycles ar e emerging, especially in the flat TV industry, digital cameras and DVD-recorders.
   - We rotated into select growth opportunities and lowered our stake in other securities whose valuations have peaked in South Korea's information technology sector. Through the quarter, we increased our position in select South Korean shipbuilding stocks as we saw growth opportunities and improving margins in the industry, where the limited supply of shipping capacity has been unable to meet increasing demand.
   - We also increased our stake in select Hong Kong real estate operators/managers where we saw growth opportunities.
   - In Taiwan, the portfolio rotated into select technology stocks manufacturing digital camera components as we focus on high conviction opportunities.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
Executive Vice President and Principal Executive Officer

                                                                    January 2004

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

STATEMENT OF NET ASSETS                   STATEMENT OF NET ASSETS
                                          December 31, 2003

                                                                                       VALUE
                                                                  SHARES               (000)
--------------------------------------------------------------------------------------------
COMMON STOCKS(97.8%)
(UNLESS OTHERWISE NOTED)
--------------------------------------------------------------------------------------------
AUSTRALIA (9.6%)
AIRLINES
  Qantas Airways Ltd.                                            790,650       $       1,956
--------------------------------------------------------------------------------------------
BEVERAGES
  Coca-Cola Amatil Ltd.                                          223,450               1,047
--------------------------------------------------------------------------------------------
COMMERCIAL BANKS
  Australia & New Zealand
    Banking Group Ltd.                                           471,959               6,275
  Commonwealth Bank of Australia                                 162,350               3,595
--------------------------------------------------------------------------------------------
                                                                                       9,870
--------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING
  Downer EDI Ltd.                                                634,000               1,845
--------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING
  Amcor Ltd.                                                     262,150               1,628
--------------------------------------------------------------------------------------------
INSURANCE
  AMP Ltd.                                                       514,100               1,937
  HHG plc CDI                                                    442,300(a)              319
  Promina Group Ltd.                                             736,400               1,816
  QBE Insurance Group Ltd.                                       239,050               1,905
--------------------------------------------------------------------------------------------
                                                                                       5,977
--------------------------------------------------------------------------------------------
MEDIA
  News Corp., Ltd.                                               508,900               4,588
============================================================================================
METALS & MINING
  BHP Billiton Ltd.                                              764,277               7,006
  Rio Tinto Ltd.                                                 201,200               5,628
--------------------------------------------------------------------------------------------
                                                                                      12,634
--------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS
  Billabong International Ltd.                                   268,900               1,442
--------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
  MacQuarie Infrastructure Group                                 485,800               1,242
--------------------------------------------------------------------------------------------
                                                                                      42,229
============================================================================================
CHINA(2.0%)
COMMERCIAL BANKS
  CITIC International Financial                                1,189,000                 643
    Holdings Ltd.
  Industrial & Commercial Bank of                                  1,000                   2
    China (Asia) Ltd.
--------------------------------------------------------------------------------------------
                                                                                         645
--------------------------------------------------------------------------------------------
ELECTRIC UTILITIES
  China Resources Power Holdings Co.                             363,000(a)    $         170
  Hongkong Electric Holdings Ltd.                                106,000                 419
  Huaneng Power International, Inc., 'H'                         780,000               1,351
--------------------------------------------------------------------------------------------
                                                                                       1,940
--------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Kingboard Chemicals Holdings                                   324,000                 499
--------------------------------------------------------------------------------------------
GAS UTILITIES
  Hong Kong & China Gas Co.                                      299,000                 456
--------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES
  Grande Holdings Ltd.                                           531,000                 680
--------------------------------------------------------------------------------------------
INSURANCE
  China Life Insurance Co., Ltd., 'H'                          1,532,000(a)            1,253
  PICC Property & Casualty Co., Ltd.                             868,000(a)              389
--------------------------------------------------------------------------------------------
                                                                                       1,642
--------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS
  Moulin International Holdings Ltd.                             726,000                 482
--------------------------------------------------------------------------------------------
MULTILINE RETAIL
  Lianhua Supermarket Holdings Ltd., 'H'                          81,000(a)               86
  Wumart Stores, Inc., 'H'                                        82,000(a)               80
--------------------------------------------------------------------------------------------
                                                                                         166
--------------------------------------------------------------------------------------------
OIL & GAS
  PetroChina Co., Ltd., 'H'                                      932,000                 534
  Sinopec, 'H'                                                 1,182,000                 529
--------------------------------------------------------------------------------------------
                                                                                       1,063
--------------------------------------------------------------------------------------------
REAL ESTATE
  Great Eagle Holdings, Ltd.                                     877,000               1,050
--------------------------------------------------------------------------------------------
                                                                                       8,623
============================================================================================
HONG KONG (8.2%)
AIRLINES
  Cathay Pacific Airways Ltd.                                  1,236,000               2,348
--------------------------------------------------------------------------------------------
COMMERCIAL BANKS
  Bank of East Asia                                              830,000               2,550
--------------------------------------------------------------------------------------------
DISTRIBUTORS
  Li & Fung Ltd.                                                 882,000               1,511
--------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES
  Swire Pacific Ltd. 'A'                                         429,000               2,647
--------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

STATEMENT OF NET ASSETS (CONT'D)          STATEMENT OF NET ASSETS
                                          December 31, 2003

                                                                                       VALUE
                                                                  SHARES               (000)
--------------------------------------------------------------------------------------------
HONG KONG (CONT'D)
ELECTRICAL EQUIPMENT
  Johnson Electric Holdings Ltd.                                 467,000       $         596
--------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES
  Techtronic Industries Co.                                      550,000               1,527
--------------------------------------------------------------------------------------------
MEDIA
  Television Broadcasts Ltd.                                      87,000                 439
  tom.com Ltd.                                                 2,007,000(a)              621
--------------------------------------------------------------------------------------------
                                                                                       1,060
--------------------------------------------------------------------------------------------
METALS & MINING
  Asia Aluminum Holdings Ltd.                                  5,456,000               1,082
--------------------------------------------------------------------------------------------
OIL & GAS
  CNOOC Ltd.                                                   1,061,000               2,077
--------------------------------------------------------------------------------------------
REAL ESTATE
  Cheung Kong Holdings Ltd.                                      610,000               4,852
  Henderson Land Development Co., Ltd.                         1,466,000               6,477
  HongKong Land Holdings Ltd.                                    790,000               1,343
  Hysan Development Co., Ltd.                                  1,903,000               2,941
--------------------------------------------------------------------------------------------
                                                                                      15,613
--------------------------------------------------------------------------------------------
SPECIALTY RETAIL
  Esprit Holdings Ltd.                                         1,488,500               4,956
--------------------------------------------------------------------------------------------
                                                                                      35,967
============================================================================================
INDIA(3.6%)
AUTO COMPONENTS
  Amtek Auto Ltd.                                                 94,000                 893
--------------------------------------------------------------------------------------------
AUTOMOBILES
  Hero Honda Motors Ltd.                                         156,075               1,535
--------------------------------------------------------------------------------------------
COMMERCIAL BANKS
  Canara Bank                                                    732,000               2,188
  State Bank of India Ltd.                                       145,235(b)            1,943
  Union Bank of India Ltd.                                     1,392,000               1,564
--------------------------------------------------------------------------------------------
                                                                                       5,695
--------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS
  Welspun-Gujarat Stahl Ltd.                                     895,000(a)              979
--------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS
  Voltas Ltd.                                                    139,000                 434
--------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Bharat Heavy Electricals Ltd.                                  171,937               1,914
--------------------------------------------------------------------------------------------
MARINE
  Alok Industries Ltd.                                         1,390,000               1,785
--------------------------------------------------------------------------------------------
METALS & MINING
  Jindal Steel & Power Ltd.                                       21,381                 290
  Tata Iron & Steel Co., Ltd.                                      1,910       $          19
--------------------------------------------------------------------------------------------
                                                                                         309
--------------------------------------------------------------------------------------------
PHARMACEUTICALS
  Ranbaxy Laboratories Ltd.                                       41,000                 987
--------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS
  Arvind Mills Ltd.                                              441,000(a)              638
  Raymond Ltd.                                                   150,700                 760
--------------------------------------------------------------------------------------------
                                                                                       1,398
--------------------------------------------------------------------------------------------
                                                                                      15,929
============================================================================================
INDONESIA(2.1%)
AUTOMOBILES
  Astra International Tbk PT                                   4,194,000               2,490
--------------------------------------------------------------------------------------------
COMMERCIAL BANKS
  Bank Central Asia Tbk PT                                     1,980,000                 781
  Bank Mandiri Persero Tbk PT                                  7,358,500(a)              874
  Bank Rakyat Indonesia                                        5,835,500(a)              866
--------------------------------------------------------------------------------------------
                                                                                       2,521
--------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS
  Indocement Tunggal Prakarsa Tbk PT                           3,578,000(a)              903
--------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telekomunikasi Indonesia Tbk PT                              2,591,000               2,076
--------------------------------------------------------------------------------------------
METALS & MINING
  Bumi Resources Tbk PT                                       10,930,500                 649
--------------------------------------------------------------------------------------------
MULTILINE RETAIL
  Ramayana Lestari Sentosa Tbk PT                              1,607,000                 830
--------------------------------------------------------------------------------------------
                                                                                       9,469
============================================================================================
JAPAN(47.8%)
AUTOMOBILES
  Nissan Motor Co., Ltd.                                         620,000               7,068
  Suzuki Motor Corp.                                             267,000               3,944
  Toyota Motor Corp.                                             194,300               6,551
  Yamaha Motor Co., Ltd.                                         200,000               2,177
--------------------------------------------------------------------------------------------
                                                                                      19,740
--------------------------------------------------------------------------------------------
BUILDING PRODUCTS
  Daikin Industries Ltd.                                         226,000               5,209
  Sanwa Shutter Corp.                                            352,000               1,987
--------------------------------------------------------------------------------------------
                                                                                       7,196
--------------------------------------------------------------------------------------------
CHEMICALS
  Daicel Chemical Industries Ltd.                                670,000               2,758
  Denki Kagaku Kogyo KK                                        1,038,000               3,335
  Kaneka Corp.                                                   540,000               4,023
  Lintec Corp.                                                   170,000               2,703
  Mitsubishi Chemical Corp.                                    1,179,000               3,064
  Nifco, Inc.                                                    193,000               2,418

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

STATEMENT OF NET ASSETS (CONT'D)          STATEMENT OF NET ASSETS
                                          December 31, 2003

                                                                                       VALUE
                                                                  SHARES               (000)
--------------------------------------------------------------------------------------------
JAPAN (CONT'D)
  Shin-Etsu Polymer Co., Ltd.                                    347,000       $       2,114
  Toyo Ink Manufacturing Co., Ltd.                               300,000               1,064
--------------------------------------------------------------------------------------------
                                                                                      21,479
--------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES
  Dai Nippon Printing Co., Ltd.                                  210,000               2,944
COMMERCIAL SERVICES & SUPPLIES (CONT'D)
  Nissha Printing Co., Ltd.                                       63,000                 821
--------------------------------------------------------------------------------------------
                                                                                       3,765
--------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS
  Fujitsu Ltd.                                                   758,000(a)            4,462
  Mitsumi Electric Co., Ltd.                                     221,500               2,434
  NEC Corp.                                                      710,000               5,217
  Toshiba Corp.                                                1,400,000               5,294
--------------------------------------------------------------------------------------------
                                                                                      17,407
--------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING
  Kyudenko Corp.                                                 220,000                 902
  Obayashi Corp.                                                 582,000               2,596
  Sanki Engineering Co., Ltd.                                     74,000                 378
--------------------------------------------------------------------------------------------
                                                                                       3,876
--------------------------------------------------------------------------------------------
CONSUMER FINANCE
  Hitachi Capital Corp.                                          258,300               3,575
--------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Nippon Telegraph & Telephone Corp.                                 936               4,507
--------------------------------------------------------------------------------------------
ELECTRIC UTILITIES
  Tokyo Electric Power Co., Inc.                                 155,100               3,395
--------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Furukawa Electric Co., Ltd.                                    414,000               1,373
--------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Hitachi High-Technologies Corp.                                 70,000               1,108
  Hitachi Ltd.                                                   790,000               4,753
  Kyocera Corp.                                                   60,000               3,990
  Ryosan Co., Ltd.                                               133,000               2,322
  TDK Corp.                                                       65,200               4,688
--------------------------------------------------------------------------------------------
                                                                                      16,861
--------------------------------------------------------------------------------------------
FOOD & STAPLES
  FamilyMart Co., Ltd.                                           140,300               3,188
--------------------------------------------------------------------------------------------
FOOD PRODUCTS
  House Foods Corp.                                              136,000               1,537
  Nippon Meat Packers, Inc.                                      200,000               1,952
--------------------------------------------------------------------------------------------
                                                                                       3,489
--------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES
  Casio Computer Co., Ltd.                                       407,000               4,299
  Matsushita Electric Industrial Co., Ltd.                       450,000       $       6,211
  Rinnai Corp.                                                    78,700               1,865
  Sangetsu Co., Ltd.                                              17,000                 323
  Sekisui Chemical Co., Ltd.                                     500,000               2,543
  Sekisui House Ltd.                                             351,000               3,619
  Sony Corp.                                                     110,700               3,825
--------------------------------------------------------------------------------------------
                                                                                      22,685
--------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS
  Fuji Photo Film Co., Ltd.                                      150,000               4,834
  Yamaha Corp.                                                   281,000               5,509
--------------------------------------------------------------------------------------------
                                                                                      10,343
--------------------------------------------------------------------------------------------
MACHINERY
  Amada Co., Ltd.                                                508,000               2,640
  Daifuku Co., Ltd.                                              450,000               2,007
  Fuji Machine Manufacturing Co., Ltd.                           156,000               1,976
  Fujitec Co., Ltd.                                              178,000                 766
  Kurita Water Industries Ltd.                                   234,000               2,818
  Minebea Co., Ltd.                                              504,000               2,554
  Mitsubishi Heavy Industries Ltd.                             1,380,000               3,830
  Tsubakimoto Chain Co.                                          580,000               1,907
--------------------------------------------------------------------------------------------
                                                                                      18,498
--------------------------------------------------------------------------------------------
MEDIA
  Toho Co., Ltd.                                                  75,000                 953
--------------------------------------------------------------------------------------------
OFFICE ELECTRONICS
  Canon, Inc.                                                    121,000               5,623
  Ricoh Co., Ltd.                                                316,000               6,225
--------------------------------------------------------------------------------------------
                                                                                      11,848
--------------------------------------------------------------------------------------------
PHARMACEUTICALS
  Ono Pharmaceutical Co., Ltd.                                   104,000               3,904
  Sankyo Co., Ltd.                                               226,000               4,241
  Yamanouchi Pharmaceutical Co., Ltd.                            154,000               4,776
--------------------------------------------------------------------------------------------
                                                                                      12,921
--------------------------------------------------------------------------------------------
REAL ESTATE
  Mitsubishi Estate Co., Ltd.                                    390,000               3,690
--------------------------------------------------------------------------------------------
ROAD & RAIL
  East Japan Railway Co.                                             769               3,617
--------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  Rohm Co., Ltd.                                                  21,200               2,480
--------------------------------------------------------------------------------------------
SOFTWARE
  Nintendo Co., Ltd.                                              55,000               5,122
--------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS
  Nisshinbo Industries, Inc.                                     265,000               1,473
--------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

STATEMENT OF NET ASSETS (CONT'D)          STATEMENT OF NET ASSETS
                                          December 31, 2003

                                                                                       VALUE
                                                                  SHARES               (000)
--------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS
  Mitsubishi Corp.                                               420,000       $       4,444
  Nagase & Co., Ltd.                                             197,000               1,301
--------------------------------------------------------------------------------------------
                                                                                       5,745
--------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
  Mitsubishi Logistics Corp.                                     141,000               1,170
--------------------------------------------------------------------------------------------
                                                                                     210,396
============================================================================================
MALAYSIA (0.1%)
ELECTRIC UTILITIES
  YTL Corp. Bhd                                                  505,000                 574
============================================================================================
NEW ZEALAND (0.4%)
BUILDING PRODUCTS
  Fletcher Building Ltd.                                         241,800                 671
--------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS
  Carter Holt Harvey Ltd.                                        843,000               1,038
--------------------------------------------------------------------------------------------
                                                                                       1,709
============================================================================================
SINGAPORE (3.6%)
AIRLINES
  Singapore Airlines Ltd.                                        438,000               2,889
--------------------------------------------------------------------------------------------
COMMERCIAL BANKS
  Oversea-Chinese Banking Corp.                                  295,000               2,102
  United Overseas Bank Ltd.                                      219,389               1,706
--------------------------------------------------------------------------------------------
                                                                                       3,808
--------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS
  Brilliant Manufacturing Ltd.                                   589,000                 243
--------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Unisteel Technology Ltd.                                       850,000                 636
--------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Venture Corp., Ltd.                                            171,000               2,014
--------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES
  SembCorp Industries Ltd.                                       827,000                 614
--------------------------------------------------------------------------------------------
MARINE
  Neptune Orient Lines Ltd.                                      970,000(a)            1,234
--------------------------------------------------------------------------------------------
REAL ESTATE
  CapitaLand Ltd.                                              1,464,000               1,336
  City Developments Ltd.                                         380,000               1,354
--------------------------------------------------------------------------------------------
                                                                                       2,690
--------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
  Sembcorp Logistics Ltd.                                        537,800                 633
--------------------------------------------------------------------------------------------
WATER UTILITIES
  Hyflux Ltd.                                                    910,000                 852
--------------------------------------------------------------------------------------------
                                                                                      15,613
============================================================================================
SOUTH KOREA (10.9%)
AUTO COMPONENTS
  Hankook Tire Co., Ltd.                                         113,650                 858
  Hyundai Mobis                                                  107,510       $       5,779
--------------------------------------------------------------------------------------------
                                                                                       6,637
--------------------------------------------------------------------------------------------
CAPITAL MARKETS
  Daishin Securities Co., Ltd.                                    65,560                 962
  Samsung Securities Co., Ltd.                                    32,910                 704
--------------------------------------------------------------------------------------------
                                                                                       1,666
--------------------------------------------------------------------------------------------
CHEMICALS
  Grand Hall Enterprise Co., Ltd.                                 32,560               1,679
--------------------------------------------------------------------------------------------
COMMERCIAL BANKS
  Kookmin Bank                                                    29,270               1,096
  Shinhan Financial Group Co., Ltd.                               47,440                 758
--------------------------------------------------------------------------------------------
                                                                                       1,854
--------------------------------------------------------------------------------------------
CONSUMER FINANCE
  LG Card Co., Ltd.                                               21,402(a)               55
--------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES
  Good Morning Shinhan Securities                                218,160(a)            1,006
    Co., Ltd.
--------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Samsung SDI Co., Ltd.                                           69,200               8,153
--------------------------------------------------------------------------------------------
FOOD PRODUCTS
  Orion Corp.                                                     21,930               1,607
--------------------------------------------------------------------------------------------
INVESTMENT BANKING
  LG Investment & Securities Co., Ltd.                           104,620                 728
--------------------------------------------------------------------------------------------
MACHINERY
  Daewoo Shipbuilding & Marine
    Engineering Co.,
    Ltd.                                                         161,510(a)            2,072
  Hyundai Mipo Dockyard                                           94,750(a)            1,168
--------------------------------------------------------------------------------------------
                                                                                       3,240
--------------------------------------------------------------------------------------------
MULTILINE RETAIL
  Hyundai Department Store Co., Ltd.                              66,550(a)            2,171
--------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  Samsung Electronics Co., Ltd.                                   39,727              15,025
--------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS
  Cheil Industrial, Inc.                                          61,840                 897
--------------------------------------------------------------------------------------------
TOBACCO
  KT&G Corp.                                                      45,660                 792
--------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE
  STX Shipbuilding Co., Ltd.                                      55,320                 735
--------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  SK Telecom Co., Ltd.                                             8,850               1,477
--------------------------------------------------------------------------------------------
                                                                                      47,722
============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

STATEMENT OF NET ASSETS (CONT'D)          STATEMENT OF NET ASSETS
                                          December 31, 2003

                                                                                       VALUE
                                                                  SHARES                (000)
--------------------------------------------------------------------------------------------
TAIWAN (7.8%)
AIRLINES
  Eva Airways Corp.                                            3,073,506       $       1,253
--------------------------------------------------------------------------------------------
CHEMICALS
  Nan Ya Plastics Corp.                                          682,640                 985
--------------------------------------------------------------------------------------------
COMMERCIAL BANKS
  Chinatrust Financial Holding Co.                             3,084,037               3,097
  Taishin Financial Holdings Co., Ltd.                         2,133,000               1,576
--------------------------------------------------------------------------------------------
                                                                                       4,673
--------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS
  Acer, Inc.                                                     772,310               1,148
  Infortrend Technology, Inc.                                    320,600               1,053
--------------------------------------------------------------------------------------------
                                                                                       2,201
--------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING
  CTCI Corp.                                                   1,363,000               1,104
--------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS
  Taiwan Cement Corp.                                          2,427,000               1,193
--------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES
  Fubon Financial Holding Co., Ltd.                              659,000                 631
  Polaris Securities Co., Ltd.                                 2,048,760(a)              959
  Yuanta Core Pacific Securities Co.                           1,648,951                 986
--------------------------------------------------------------------------------------------
                                                                                       2,576
--------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT
  Asia Vital Components Co., Ltd.                                535,000                 636
  Catcher Technology Co., Ltd.                                   158,000                 570
  Phoenixtec PCL                                                 981,885               1,151
  Waffer Technology Co., Ltd.                                    620,000               1,890
--------------------------------------------------------------------------------------------
                                                                                       4,247
--------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  Hon Hai Precision Industry Co., Ltd.                           551,440               2,168
  Ya Hsin Industrial Co., Ltd.                                 1,131,000               1,462
--------------------------------------------------------------------------------------------
                                                                                       3,630
--------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS
  Asia Optical Co., Inc.                                         184,600               1,272
  Largan Precision Co., Ltd.                                     250,430               2,433
--------------------------------------------------------------------------------------------
                                                                                       3,705
--------------------------------------------------------------------------------------------
MARINE
  Evergreen Marine Corp.                                       2,324,940               2,026
  Taiwan Navigation Co., Ltd.                                  1,634,000               1,083
--------------------------------------------------------------------------------------------
                                                                                       3,109
--------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  MediaTek, Inc.                                                 249,000               2,339
  Novatek Microelectronics Corp.,
    Ltd.                                                         399,250       $       1,129
  Sunplus Technology Co., Ltd.                                   476,000                 890
  Zyxel Communications Corp.                                     411,700                 861
--------------------------------------------------------------------------------------------
                                                                                       5,219
--------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
  Taiwan Cellular Corp.                                          498,000                 433
--------------------------------------------------------------------------------------------
                                                                                      34,328
============================================================================================
THAILAND (1.7%)
AIRLINES
  Thai Airways International                                     339,800(b)              392
    (Foreign)
--------------------------------------------------------------------------------------------
COMMERCIAL BANKS
  Bangkok Bank PCL (Foreign)                                     933,300(a)            2,709
  Bangkok Bank PCL NVDR                                          244,900(a)              674
  Kasikornbank PCL (Foreign)                                     858,500(a)            1,516
  Kasikornbank PCL NVDR                                          401,800(a)              659
  Siam Commercial Bank PCL (Foreign)                             573,000(a)              781
--------------------------------------------------------------------------------------------
                                                                                       6,339
--------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES
  Land & Houses PCL (Foreign)                                  1,397,600                 448
--------------------------------------------------------------------------------------------
REAL ESTATE
  Asian Property Development PCL                                 851,800(b)              124
--------------------------------------------------------------------------------------------
                                                                                       7,303
============================================================================================
TOTAL COMMON STOCKS
  (Cost $376,066)                                                                    429,862
============================================================================================
PREFERRED STOCKS (1.1%)
============================================================================================
AUSTRALIA (0.4%)
MEDIA
  News Corp., Ltd. (Limited Voting Shares)                       229,800               1,728
--------------------------------------------------------------------------------------------
SOUTH KOREA (0.7%)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
  Samsung Electronics Co., Ltd.
  (Cost $2,255)                                                   15,630               3,218
--------------------------------------------------------------------------------------------
                                                                                       4,946
============================================================================================
INVESTMENT COMPANIES (0.8%)
============================================================================================
INDIA(0.8%)
  Morgan Stanley Growth Fund
  (Cost $1,744)                                              9,491,200(a)(c)         3,509
============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

STATEMENT OF NET ASSETS (CONT'D)          STATEMENT OF NET ASSETS
                                          December 31, 2003

                                                                  NO. OF               VALUE
                                                                  RIGHTS               (000)
--------------------------------------------------------------------------------------------
RIGHTS (0.0%)

SOUTH KOREA
AUTO COMPONENTS
  Hyundai Motor Co., Ltd.
  (Cost $--@)                                                     28,035(a)(b) $         120
--------------------------------------------------------------------------------------------

                                                                    FACE
                                                                  AMOUNT
                                                                   (000)
--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.6%)

UNITED STATES (0.6%)
REPURCHASE AGREEMENT
  J.P. Morgan Securities, Inc.,
  0.75%, dated 12/31/03,
  due 1/02/04, repurchase
  price $2,771 (Cost $2,771)                               $       2,771(d)           2,771
--------------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.1%)
  Australian Dollar            AUD                                    --@                 --@
  Hong Kong Dollar             HKD                                    --@                 --@
  Indian Rupee                 INR                                10,985                 241
  New Zealand Dollar           NZD                                    --@                 --@
  South Korean Won             KRW                                   288                  --@
  Taiwan Dollar                TWD                                 3,016                  89
--------------------------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY
  (Cost $330)                                                                            330
============================================================================================
TOTAL INVESTMENTS (100.4%)
  (Cost $383,166)                                                                    441,538
============================================================================================

                                                                  AMOUNT              AMOUNT
                                                                    (000)               (000)
--------------------------------------------------------------------------------------------
OTHER ASSETS (0.6%)
  Cash                                                     $           1
  Receivable for Investments Sold                                  2,236
  Dividends Receivable                                               247
  Tax Reclaim Receivable                                               5
  Other                                                               14       $       2,503
--------------------------------------------------------------------------------------------
LIABILITIES (-1.0%)
  Payable For:
    Dividends Declared                                            (3,175)
    Investment Advisory Fees                                        (365)
    Country Tax Expense                                             (277)
    Investments Purchased                                           (186)
    Directors' Fees and Expenses                                     (66)
    Custodian Fees                                                   (55)
    Administrative Fees                                              (17)
  Other Liabilities                                                 (126)             (4,267)
--------------------------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 35,791,686 issued and
    outstanding $ 0.01 par value shares
    (200,000,000 shares authorized)                                            $     439,774
============================================================================================
NET ASSET VALUE PER SHARE                                                      $       12.29
============================================================================================
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:

  Common Stock                                                                 $         358
  Paid-in Capital                                                                    589,038
  Undistributed (Distributions in Excess of)
    Net Investment Income                                                             (1,555)
  Accumulated Net Realized Gain (Loss)                                              (206,163)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency Translations
    (net of $277 deferred country tax)                                                58,096
============================================================================================
TOTAL NET ASSETS                                                               $     439,774
============================================================================================

(a) -- Non-income producing.
(b) -- Investments valued at fair value - see Note A-1 to financial statements. At December 31, 2003, the Fund held $2,579,000 of fair-valued securities, representing 0.6% of net assets.
(c) -- The Morgan Stanley Growth Fund is advised by an affiliate of the adviser. During the year ended December 31, 2003, there were no purchases or sales of this security. The Fund did not derive income from this security during the year ended December 31, 2003.
(d) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Face/Value is less than $500.
CDI -- Chess Depositary Interests
NVDR-- Non-Voting Depositary Receipts
THB -- Thai Baht
IDR -- Indonesian Rupiah

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

STATEMENT OF NET ASSETS (CONT'D)          STATEMENT OF NET ASSETS
                                          December 31, 2003

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Fund had the following foreign currency exchange contract(s) open at period end:

                                                                       NET
  CURRENCY                                    IN                    UNREALIZED
     TO                                    EXCHANGE                APPRECIATION
  DELIVER         VALUE    SETTLEMENT        FOR         VALUE    (DEPRECIATION)
   (000)          (000)       DATE          (000)        (000)        (000)
--------------------------------------------------------------------------------
US$       12    $     12   01/05/04      THB     480   $     12   $           --@
US$       11          11   01/06/04      THB     435         11               --@
US$       23          23   01/02/04      HKD     176         23               --@
US$        6           6   01/02/04      IDR  50,805          6               --@
HKD   16,697       2,151   01/05/04      US$   2,151      2,151               --@
--------------------------------------------------------------------------------
                $  2,203                               $  2,203               --@
--------------------------------------------------------------------------------

                    SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
                       CLASSIFICATION -- DECEMBER 31, 2003
                                   (UNAUDITED)

                                                             PERCENT OF
                                                     VALUE          NET
INDUSTRY                                             (000)       ASSETS
-----------------------------------------------------------------------
Airlines                                         $   8,838          2.0%
Auto Components                                      7,650          1.7
Automobiles                                         23,765          5.4
Building Products                                    7,867          1.8
Chemicals                                           24,143          5.5
Commercial Banks                                    37,955          8.6
Computers & Peripherals                             19,851          4.5
Construction & Engineering                           6,825          1.6
Diversified Financial Services                       6,229          1.4
Diversified Telecommunication Services               6,583          1.5
Electric Utilities                                   5,909          1.3
Electrical Equipment                                 8,766          2.0
Electronic Equipment & Instruments                  31,157          7.1
Food Products                                        5,096          1.2
Household Durables                                  25,340          5.8
Insurance                                            7,619          1.7
Leisure Equipment & Products                        14,530          3.3
Machinery                                           21,738          4.9
Marine                                               6,128          1.4
Media                                                8,329          1.9
Metals & Mining                                     14,674          3.3
Office Electronics                                  11,848          2.7
Pharmaceuticals                                     13,908          3.2
Real Estate                                         23,167          5.3
Semiconductors & Semiconductor Equipment            25,942          5.9
Software                                             5,122          1.2
Specialty Retail                                     4,956          1.1
Textiles, Apparel & Luxury Goods                     5,210          1.2
Trading Companies & Distributors                     5,745          1.3
Other                                               46,648         10.6
-----------------------------------------------------------------------
                                                 $ 441,538        100.4%
=======================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          Financial Statements

STATEMENT OF OPERATIONS

                                                                                                 YEAR ENDED
                                                                                          DECEMBER 31, 2003
                                                                                                      (000)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of $570 of foreign taxes withheld)                                      $            6,243
  Interest                                                                                               58
===========================================================================================================
    TOTAL INCOME                                                                                      6,301
===========================================================================================================
EXPENSES
  Investment Advisory Fees                                                                            3,546
  Custodian Fees                                                                                        280
  Professional Fees                                                                                     267
  Administrative Fees                                                                                   133
  Country Tax Expense                                                                                    74
  Stockholder Servicing Agent                                                                            44
  Stockholder Reporting Expenses                                                                         41
  Directors' Fees and Expenses                                                                           25
  Other Expenses                                                                                         67
===========================================================================================================
    TOTAL EXPENSES                                                                                    4,477
===========================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                                    1,824
===========================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                         4,546
  Foreign Currency Transactions                                                                          12
===========================================================================================================
    NET REALIZED GAIN (LOSS)                                                                          4,558
===========================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments (net of $277 deferred country tax)                                                    129,547
===========================================================================================================
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                 134,105
===========================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        $          135,929
===========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS


                                                                                            YEAR ENDED            YEAR ENDED
                                                                                     DECEMBER 31, 2003     DECEMBER 31, 2002
                                                                                                 (000)                 (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                                       $           1,824     $             631
  Net Realized Gain (Loss)                                                                       4,558                (2,735)
  Change in Unrealized Appreciation (Depreciation)                                             129,547               (17,251)
============================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            135,929               (19,355)
============================================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                                         (3,175)                 (277)
============================================================================================================================
Capital Share Transactions:
  Repurchase of Shares (230,477 and 6,960,192 shares, respectively)                             (1,797)              (68,887)
============================================================================================================================
  TOTAL INCREASE (DECREASE)                                                                    130,957               (88,519)
============================================================================================================================
Net Assets:
  Beginning of Period                                                                          308,817               397,336
============================================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
    NET INVESTMENT INCOME OF $(1,555) AND $(209), RESPECTIVELY)                      $         439,774     $         308,817
============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                         MORGAN STANLEY ASIA-PACIFIC FUND, INC.

SELECTED PER SHARE DATA AND RATIOS       December 31, 2003

                                                                               YEARS ENDED DECEMBER 31,
                                                        --------------------------------------------------------------------------
                                                              2003            2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $     8.57      $     9.24      $    10.82      $    15.26      $     8.73
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                  0.05+           0.02+          (0.02)          (0.01)           0.01
Net Realized and Unrealized Gain (Loss) on
  Investments                                                 3.75           (0.70)          (1.56)          (4.50)           6.44
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          3.80           (0.68)          (1.58)          (4.51)           6.45
----------------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Investment Income                                      (0.09)          (0.01)             --           (0.22)          (0.04)
----------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares Repurchased                    0.01            0.02            0.00#           0.29            0.12
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $    12.29      $     8.57      $     9.24      $    10.82      $    15.26
==================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD                   $    10.85      $     7.20      $     7.49      $     8.69      $    11.81
==================================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                               51.87%          (3.77)%        (13.78)%        (24.66)%         69.32%
  Net Asset Value (1)                                        44.48%          (7.12)%        (14.60)%        (27.37)%         75.39%
==================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)                   $  439,774      $  308,817      $  397,336      $  621,505      $  949,541
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                       1.26%           1.35%           1.39%           1.26%           1.29%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                      0.51%           0.17%           0.19%          (0.07)%          0.10%
Portfolio Turnover Rate                                         34%             37%             27%             35%             65%
----------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.
+    Per share amount is based on average shares outstanding.
#    Amount is less than $0.005.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.
NOTES TO FINANCIAL STATEMENTS
                                          December 31, 2003

     The Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

     Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                          December 31, 2003

     end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

6. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                          December 31, 2003

     case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Net Assets, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Distributions to stockholders are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. The Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf. An employee of the Administrator is an Officer of the Fund.

D. CUSTODIAN: JPMorgan Chase Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2002 was as follows:

     2003 DISTRIBUTIONS             2002 DISTRIBUTIONS
         PAID FROM:                      PAID FROM:
           (000)                           (000)
---------------------------    --------------------------
                  LONG-TERM                     LONG-TERM
     ORDINARY       CAPITAL         ORDINARY      CAPITAL
       INCOME          GAIN           INCOME         GAIN
---------------------------------------------------------
     $  3,175     $      --         $    277    $      --

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

      UNDISTRIBUTED            UNDISTRIBUTED
     ORDINARY INCOME       LONG-TERM CAPITAL GAIN
          (000)                    (000)
-------------------------------------------------
     $           431       $                   --
-------------------------------------------------

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                          December 31, 2003

At December 31, 2003, the U.S. Federal income tax cost basis of investments (excluding foreign currency if applicable) was approximately $385,124,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $56,084,000 of which $96,343,000 related to appreciated securities and $40,259,000 related to depreciated securities.

At December 31, 2003, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $205,795,000 available to offset future capital gains, of which $128,632,000 will expire on December 31, 2006, $73,333,000 will expire on December 31, 2009 and $3,830,000 will expire on December 31, 2010.

During the year ended December 31, 2003, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $2,858,000.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2003, the Fund did not defer any post-October losses to January 1, 2004, for U.S. Federal income tax purposes.

F. OTHER: During the year ended December 31, 2003, the Fund made purchases and sales totaling approximately $122,970,000 and $119,367,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the year ended December 31, 2003, the Portfolio incurred a combined total of $109,000 in brokerage commissions paid to affiliated broker dealers, of which $92,000 was paid to Morgan Stanley & Co. Incorporated and $17,000 was paid to China International Capital Corporation.

On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. For the year ended December 31, 2003, the Fund repurchased 230,477 of its shares at an average discount of 15.50% from net asset value per share. Since the inception of the program, the Fund has repurchased 15,144,005 of its shares at an average discount of 20.50% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On May 17, 2002, the Fund completed the tender offer. The Fund accepted 6,361,598 shares for payment which represented 15% of the Fund's then outstanding shares. Final payment was made on May 28, 2002 at $10.09 per share, representing 95% of the NAV per share on May 17, 2002.

On December 15, 2003 the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.0887 per share, derived from net investment income, payable on January 9, 2004, to stockholders of record on December 24, 2003.

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2003, the Fund expects to pass through to stockholders foreign tax credits totaling approximately $577,000. For the year ended December 31, 2003, gross income derived from sources within a foreign country totaled $6,813,000. For the year ended December 31, 2003, qualified dividend income totaled 4,371,000.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

INDEPENDENT AUDITORS' REPORT              December 31, 2003

TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY ASIA-PACIFIC FUND, INC.

We have audited the accompanying statement of net assets of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Asia-Pacific Fund, Inc. at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                               /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2004

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

                                          Overview

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

INDEPENDENT DIRECTORS:

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS IN
                                          TERM OF                                    FUND
                                          OFFICE AND                                 COMPLEX
                             POSITION(S)  LENGTH OF                                  OVERSEEN
NAME, AGE AND ADDRESS OF     HELD WITH    TIME       PRINCIPAL OCCUPATION(S) DURING  BY            OTHER DIRECTORSHIPS
DIRECTOR                     REGISTRANT   SERVED*    PAST 5 YEARS                    DIRECTOR**    HELD BY DIRECTOR
---------------------------  -----------  ---------- ------------------------------  ------------- ---------------------------------
Michael Bozic (62)           Director     Director   Retired; Director or Trustee    208           Director of Weirton Steel
c/o Kramer Levin Naftalis &               since      of the Retail Funds and the                   Corporation.
Frankel LLP                               2003       Institutional Funds; formerly
Counsel to the Independent                           Vice Chairman of Kmart
Directors                                            Corporation, Chairman and
919 Third Avenue                                     Chief Executive Officer of
New York, NY 10022                                   Levitz Furniture Corporation
                                                     and President and Chief
                                                     Executive Officer of Hills
                                                     Department Stores; formerly
                                                     variously Chairman, Chief
                                                     Executive Officer, President
                                                     and Chief Operating Officer of
                                                     the Sears Merchandise Group of
                                                     Sears, Roebuck & Co.

Edwin J. Garn (71)           Director     Director   Director or Trustee of the      208           Director of Franklin Covey (time
Summit Ventures LLC                       since      Retail Funds and the                          management systems), BMW Bank of
One Utah Center                           2003       Institutional Funds; member of                North America, Inc. (industrial
201 South Main Street                                the Utah Regional Advisory                    loan corporation), United Space
Salt Lake City, UT 84111                             Board of Pacific Corp.;                       Alliance (joint venture between
                                                     formerly United States Senator                Lockheed Martin and The Boeing
                                                     (R-Utah) and Chairman, Senate                 Company) and Nuskin Asia Pacific
                                                     Banking Committee, Mayor of                   (multilevel marketing); member of
                                                     Salt Lake City, Utah,                         the board of various civic and
                                                     Astronaut, Space Shuttle                      charitable organizations.
                                                     Discovery and Vice Chairman,
                                                     Huntsman Corporation (chemical
                                                     company).

Wayne E. Hedien (69)         Director     Director   Retired; Director or Trustee    208           Director of the PMI Group Inc.
WEH Associates                            since      of the Retail Funds and the                   (private mortgage insurance);
5750 Old Orchard Road                     2003       Institutional Funds; formerly                 Trustee and Vice Chairman of the
Suite 530                                            associated with the Allstate                  Field Museum of Natural History;
Skokie, IL 60077                                     Companies, most recently as                   director of various other
                                                     Chairman of The Allstate                      business and charitable
                                                     Corporation and Chairman and                  organizations.
                                                     Chief Executive Officer of its
                                                     wholly-owned subsidiary,
                                                     Allstate Insurance Company.

Dr. Manuel H. Johnson (54)   Director     Director   Chairman of the Audit           208           Director of NVR, Inc. (home
Johnson Smick                             since      Committee and Director or                     construction); Chairman and
International, Inc.                       2003       Trustee of the Retail Funds                   Trustee of the Financial
2099 Pennsylvania Avenue,                            and the Institutional Funds;                  Accounting Foundation (oversight
NW Suite 950                                         Senior Partner, Johnson Smick                 organization of the Financial
Washington, D.C. 20006                               International, Inc.                           Accounting Standards Board);
                                                     (consulting firm); Co-Chairman                Director of RBS Greenwich Capital
                                                     and a founder of the Group of                 Holdings (financial holdings
                                                     Seven Council (G7C), an                       company).
                                                     international economic
                                                     commission; formerly Vice
                                                     Chairman of the Board of
                                                     Governors of the Federal
                                                     Reserve System and Assistant
                                                     Secretary of the U.S.
                                                     Treasury.

Joseph J. Kearns (61)        Director     Director   Deputy Chairman of the Audit    209           Director of Electro Rent
Kearns & Associates LLC                   since      Committee and Director or                     Corporation (equipment leasing),
PMB754                                    1994       Trustee of the Retail Funds                   The Ford Family Foundation and
23852 Pacific Coast Hwy.                             and the Institutional Funds;                  the UCLA Foundation.
Malibu, CA 90265                                     previously Chairman of the
                                                     Audit Committee of the
                                                     Institutional Funds;
                                                     President, Kearns & Associates
                                                     LLC (investment consulting);
                                                     formerly CFO of The J. Paul
                                                     Getty Trust.

Michael Nugent (67)          Director     Director   Chairman of the Insurance       208           Director of various business
Triumph Capital, L.P.                     since      Committee and Director or                     organizations.
445 Park Avenue, 10th Floor               2001       Trustee of the Retail Funds
New York, NY 10022                                   and the Institutional Funds;
                                                     General Partner of Triumph
                                                     Capital, L.P., (private
                                                     investment partnership);
                                                     formerly Vice President,
                                                     Bankers Trust Company and BT
                                                     Capital Corporation.

Fergus Reid (71)             Director     Director   Chairman of the Governance      209           Trustee and Director of certain
Lumelite Plastics                         since      Committee Director or Trustee                 investment companies in the
85 Charles Coleman Blvd.                  2001       of the Retail Funds and the                   JPMorgan Funds complex managed by
Pawling, NY 12564                                    Institutional Funds; Chairman                 JP Morgan Investment Management
                                                     of Lumelite Plastics                          Inc.
                                                     Corporation.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

DIRECTOR AND OFFICER INFORMATION (CONT'D) Overview

INTERESTED DIRECTORS:

                                                                                         NUMBER OF
                                              TERM OF                                    PORTFOLIOS IN
                                              OFFICE AND                                 FUND
                                              LENGTH OF                                  OVERSEEN
NAME, AGE AND ADDRESS OF     POSITION(S) HELD TIME       PRINCIPAL OCCUPATION(S) DURING  BY            OTHER DIRECTORSHIPS
DIRECTOR                     WITH REGISTRANT  SERVED*    PAST 5 YEARS                    DIRECTOR**    HELD BY DIRECTOR
---------------------------  ---------------- ---------- ------------------------------  ------------- ----------------------------
Charles A. Fiumefreddo (70)  Chairman         Chairman   Chairman and Director or        208           None
Morgan Stanley Funds         and              and        Trustee of the Retail Funds
Harborside Financial Center  Director         Director   and the Institutional Funds;
Plaza Two 3rd Floor                           since      formerly Chief Executive
Jersey City, NJ 07311                         2003       Officer of the Retail Funds.

James F. Higgins (55)        Director         Director   Director or Trustee of the      208           Director of AXA Financial,
Morgan Stanley                                since      Retail Funds and the                          Inc. and The Equitable Life
Harborside Financial Center                   2003       Institutional Funds; Senior                   Assurance Society of the
Plaza Two 2nd Floor                                      Advisor of Morgan Stanley;                    United States (financial
Jersey City, NJ 07311                                    Director of Morgan Stanley                    services).
                                                         Distributors Inc. and Dean
                                                         Witter Realty Inc.; previously
                                                         President and Chief Operating
                                                         Officer of the Private Client
                                                         Group of Morgan Stanley and
                                                         President and Chief Operating
                                                         Officer of Individual
                                                         Securities of Morgan Stanley.

Philip J. Purcell (60)       Director         Director   Director or Trustee of the      208           Director of American
Morgan Stanley                                since      Retail Funds and the                          Airlines, Inc. and its
1585 Broadway 39th Floor                      2003       Institutional Funds; Chairman                 parent company, AMR
New York, NY 10036                                       of the Board of Directors and                 Corporation.
                                                         Chief Executive Officer of
                                                         Morgan Stanley and Morgan
                                                         Stanley DW Inc.; Director of
                                                         Morgan Stanley Distributors
                                                         Inc.; Chairman of the Board of
                                                         Directors and Chief Executive
                                                         Officer of Novus Credit
                                                         Services Inc.; Director and/or
                                                         officer of various Morgan
                                                         Stanley subsidiaries.

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).
*** Additionally, a description of the Fund's proxy voting policies and procedures is available without charge at our website at www.morganstanley.com/im/legal, at the SEC's website at www.sec.gov or by calling 1(800) 281-2715.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

DIRECTOR AND OFFICER INFORMATION (CONT'D) Overview

OFFICERS:


                                                              TERM OF OFFICE AND
                                            POSITION(S) HELD  LENGTH OF TIME
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  WITH REGISTRANT   SERVED*              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  ----------------  -------------------  --------------------------------------------
Mitchell M. Merin (50)                      President         President since      President and Chief Operating Officer of
Morgan Stanley Investment Management Inc.                     2003                 Morgan Stanley Investment Management
1221 Avenue of the Americas 33rd Floor                                             Inc.; President, Director and Chief
New York, NY 10020                                                                 Executive Officer of Morgan Stanley
                                                                                   Investment Advisors Inc. and Morgan
                                                                                   Stanley Services Company Inc.; Chairman,
                                                                                   Chief Executive Officer and Director of
                                                                                   Morgan Stanley Distributors Inc.;
                                                                                   Chairman and Director of Morgan Stanley
                                                                                   Trust; Director of various Morgan
                                                                                   Stanley subsidiaries; President of the
                                                                                   Institutional Funds and the Retail
                                                                                   Funds; Trustee and President of the Van
                                                                                   Kampen Open-End and Closed-End funds.

Ronald E. Robison (64)                      Executive Vice    Executive Vice       Chief Global Operations Officer and
Morgan Stanley Investment Management Inc.   President and     President and        Managing Director of Morgan Stanley
1221 Avenue of the Americas 33rd Floor      Principal         Principal            Investment Management Inc.; Managing
New York, NY 10020                          Executive         Executive Officer    Director of Morgan Stanley & Co.
                                            Officer           since 2003           Incorporated; Managing Director of
                                                                                   Morgan Stanley; Managing Director, Chief
                                                                                   Administrative Officer and Director of
                                                                                   Morgan Stanley Investment Advisors Inc.
                                                                                   and Morgan Stanley Services Company
                                                                                   Inc.; Chief Executive Officer and
                                                                                   Director of Morgan Stanley Trust;
                                                                                   Executive Vice President and Principal
                                                                                   Executive Officer of the Institutional
                                                                                   Funds and the Retail Funds; previously
                                                                                   President and Director of the
                                                                                   Institutional Funds.

Barry Fink (48)                             Vice President    Vice President       General Counsel and Managing Director of
Morgan Stanley Investment Management Inc.                     since 2003           Morgan Stanley Investment Management;
1221 Avenue of the Americas 22nd Floor                                             Managing Director, Secretary and
New York, NY 10020                                                                 Director of Morgan Stanley Investment
                                                                                   Advisors Inc. and Morgan Stanley
                                                                                   Services Company Inc.; Assistant
                                                                                   Secretary of Morgan Stanley DW Inc.;
                                                                                   Vice President and General Counsel of
                                                                                   the Retail Funds; Vice President of the
                                                                                   Institutional Funds; Vice President and
                                                                                   Secretary of Morgan Stanley Distributors
                                                                                   Inc.; previously Secretary of the Retail
                                                                                   Funds; previously Vice President and
                                                                                   Assistant General Counsel of Morgan
                                                                                   Stanley Investment Advisors Inc. and
                                                                                   Morgan Stanley Services Company Inc.

Joseph J. McAlinden (60)                    Vice President    Vice President       Managing Director and Chief Investment
Morgan Stanley Investment Management Inc.                     since 2003           Officer of Morgan Stanley Investment
1221 Avenue of the Americas 33rd Floor                                             Advisors Inc. and Morgan Stanley
New York, NY 10020                                                                 Investment Management Inc.; Director of
                                                                                   Morgan Stanley Trust, Chief Investment
                                                                                   Officer of the Van Kampen Funds; Vice
                                                                                   President of the Institutional Funds and
                                                                                   the Retail Funds.

Stefanie V. Chang (36)                      Vice President    Vice President       Executive Director of Morgan Stanley &
Morgan Stanley Investment Management Inc.                     since 2001           Co. Incorporated and Morgan Stanley
1221 Avenue of the Americas 22nd Floor                                             Investment Management Inc.; Vice
New York, NY 10020                                                                 President of the Institutional Funds and
                                                                                   the Retail Funds; formerly practiced law
                                                                                   with the New York law firm of Rogers &
                                                                                   Wells (now Clifford Chance US LLP).

James W. Garrett (34)                       Treasurer and     Treasurer since      Executive Director of Morgan Stanley &
Morgan Stanley Investment Management Inc.   Chief Financial   2002                 Co. Incorporated and Morgan Stanley
1221 Avenue of the Americas 34th Floor      Officer           CFO since            Investment Management Inc.; Treasurer
New York, NY 10020                                            2003                 and Chief Financial Officer of the
                                                                                   Institutional Funds; previously with
                                                                                   Price Waterhouse LLP (now
                                                                                   PricewaterhouseCoopers LLP).

Michael J. Leary (37)                       Assistant         Assistant            Assistant Director and Vice President of
J.P. Morgan Investor Services Co.           Treasurer         Treasurer            Fund Administration, J.P. Morgan
73 Tremont Street                                             since 2003           Investor Services Co. (formerly Chase
Boston, MA 02108                                                                   Global Funds Company); formerly Audit
                                                                                   Manager at Ernst & Young LLP.

Mary E. Mullin (36)                         Secretary         Secretary since      Executive Director of Morgan Stanley &
Morgan Stanley Investment Management Inc.                     2001                 Co. Incorporated and Morgan Stanley
1221 Avenue of the Americas 22nd Floor                                             Investment Management Inc.; Secretary of
New York, NY 10020                                                                 the Institutional Funds and the Retail
                                                                                   Funds; formerly practiced law with the
                                                                                   New York law firms of McDermott, Will &
                                                                                   Emery and Skadden, Arps, Slate, Meagher
                                                                                   & Flom LLP.

----------
 * Each Officer serves an indefinite term, until his or her successor is elected.

                                          MORGAN STANLEY ASIA-PACIFIC FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

   Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


Morgan Stanley Asia-Pacific Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353

ITEM 2.  CODE OF ETHICS.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) The Fund has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Fund has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)  Not applicable.

(f)

     (1)  The Fund Code of Ethics is attached hereto as Exhibit A.

     (2)  Not applicable.

     (3)  Not applicable.

For Retail and Institutional Funds

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

        2003

                                                             REGISTRANT      COVERED ENTITIES(1)
          AUDIT FEES                                         $   55,105             N/A

          NON-AUDIT FEES
               AUDIT-RELATED FEES                            $    6,000(7)   $   93,000(2)
               TAX FEES                                      $    2,575(3)   $  163,414(4)
               ALL OTHER FEES                                $        0      $  341,775(5)
          TOTAL NON-AUDIT FEES                               $    8,575      $  598,189

          TOTAL                                              $   63,680      $  598,189

        2002

                                                             REGISTRANT      COVERED ENTITIES(1)
          AUDIT FEES                                         $   53,500             N/A

          NON-AUDIT FEES
               AUDIT-RELATED FEES                            $    4,500(7)   $  179,000(2)
               TAX FEES                                      $    2,500(3)   $        0
               ALL OTHER FEES                                $        0      $  595,150(6)
          TOTAL NON-AUDIT FEES                               $    7,000      $  774,150

          TOTAL                                              $   60,500      $  774,150

          N/A- Not applicable, as not required by Item 4.

          (1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

          (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

          (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax return.

          (4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of Passive Foreign Investment Company entities.

          (5) All Other Fees represent attestation services provided in connection with performance presentation standards.

          (6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

          (7) Amounts represent fees billed for services provided for the annual filing with the Japanese securities regulators.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                           AS ADOPTED JULY 31, 2003(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the following Audit services. All other Audit services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

  -  Statutory audits or financial audits for the Fund
  - Services associated with SEC registration statements (including new funds), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters
  - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be "audit related" services rather than "audit" services)

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the following Audit-related services. All other Audit-related services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

  - Attest procedures not required by statute or regulation (including agreed upon procedures related to the Closed-End Fund asset coverage tests required by the rating agencies and/or lenders and agreed upon procedures related to fund profitability analysis in connection with 15c management contract renewal process
  - Services associated with registration statement with Japanese regulatory authorities, including issuance of consent and opinion for Morgan Stanley Asia-Pacific Fund
  -  Due diligence services pertaining to potential fund mergers
  -  Issuance of SAS-70 reports on internal controls of a service provider
  - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)
  - Information systems reviews not performed in connection with the audit (e.g., application data center and technical reviews)
  - General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the following Tax Services. All Tax services involving large and complex transactions not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies):

  -  U.S. federal, state and local tax planning and advice
  -  U.S. federal, state and local tax compliance
  -  International tax planning and advice
  -  International tax compliance
  - Review/preparation of federal, state, local and international income, franchise, and other tax returns
  -  Identification of Passive Foreign Investment Companies
  -  Preparation of local Indian Tax Returns
  -  Domestic and foreign tax planning, compliance, and advice
  - Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies
  - Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund's tax compliance function)
  - Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the following All Other services. Permissible All Other services not listed below must be specifically pre-approved by the

Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
  - Risk management advisory services, e.g., assessment and testing of security infrastructure controls

     The following is a list of the SEC's prohibited non-audit services. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions:
  - Bookkeeping or other services related to the accounting records or financial statements of the audit client
  -  Financial information systems design and implementation
  - Appraisal or valuation services, fairness opinions or contribution-in-kind reports
  -  Actuarial services
  -  Internal audit outsourcing services
  -  Management functions
  -  Human resources
  -  Broker-dealer, investment adviser or investment banking services
  -  Legal services
  -  Expert services unrelated to the audit

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the

Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

     The Audit Committee will also review the internal auditor's annual internal audit plan to determine that the plan provides for the monitoring of the Independent Auditors' services.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     MORGAN STANLEY RETAIL FUNDS
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley & Co. Incorporated
     Morgan Stanley DW Inc.
     Morgan Stanley Investment Management
     Morgan Stanley Investments LP
     Van Kampen Asset Management Inc.
     Morgan Stanley Services Company, Inc.

     Morgan Stanley Distributors Inc.
     Morgan Stanley Trust FSB

     MORGAN STANLEY INSTITUTIONAL FUNDS
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investments LP
     Morgan Stanley & Co. Incorporated
     Morgan Stanley Distribution, Inc.
     Morgan Stanley AIP GP LP
     Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED.]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund and its investment advisor's Proxy Voting Policies and Procedures are as follows:

I.   POLICY STATEMENT

INTRODUCTION - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

PROXY RESEARCH SERVICES - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

VOTING PROXIES FOR CERTAIN NON-US COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          -    Selection or ratification of auditors.

          -    Approval of financial statements, director and auditor reports.

          -    Election of Directors.

          - Limiting Directors' liability and broadening indemnification of Directors.

          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          -    General updating/corrective amendments to the charter.

          -    Elimination of cumulative voting.

          -    Elimination of preemptive rights.

          - Provisions for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          CAPITALIZATION CHANGES

          - Capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          COMPENSATION

          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Establishment of Employee Stock Option Plans and other employee ownership plans.

          ANTI-TAKEOVER MATTERS

          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          -    Adoption of anti-greenmail provisions provided that the proposal:
               (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted AGAINST (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Creation of "blank check" preferred stock.

          -    Changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          -    Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

          CORPORATE TRANSACTIONS

          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

               (i)   Whether the stock option plan is incentive based;

               (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

               (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          ANTI-TAKEOVER PROVISIONS

          -    Proposals requiring shareholder ratification of poison pills.

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          -    Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

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          -    Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          -    Confidential voting.

          -    Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          -    Proposals that limit tenure of directors.

          -    Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          -    Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          -    Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          -    Requiring shareholder approval of golden parachutes.

          -    Elimination of certain anti-takeover related provisions.

          -    Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

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          -    Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

               (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters

                                       18
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               for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

ITEM 8. [RESERVED.]

ITEM 9. CONTROLS AND PROCEDURES.

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(a)  The Fund's chief executive officer and chief financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the Fund's internal control over financial reporting that occurred during the registrant's most recent second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) [Attach the Code of Ethics]

(b)(1) [Attach the 302 Certification of Chief Executive Officer]

(b)(2) [Attach the 302 Certification of Chief Financial Officer]

[Note: the 906 Certifications are not exhibits to the Form but are filed with the Form.]

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Morgan Stanley Asia-Pacific Fund, Inc.
            --------------------------------------------------------------------

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/18/2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/18/2004

By: /s/ James W. Garrett
   -----------------------------------------------------------------------------
Name:    James W. Garrett
Title:   Chief Financial Officer
Date:    2/18/2004